Other Assets	12 Months Ended
Dec. 31, 2020
Disclosure of financial assets [abstract]
Other Assets	Other Assets
The components of other assets are as follows:

As at Dec. 31	2020	2019
South Hedland prepaid transmission access and distribution costs	70	67
Deferred licence fees	—	9
Project development costs	25	19
Long-term prepaids and other assets	59	56
Loan receivable	52	47
Total other assets	206	198

South Hedland prepaid transmission access and distribution costs are costs that are amortized on a straight-line basis over the South Hedland PPA contract life.

Deferred licence fees consist primarily of licences to lease the land on which certain generating assets are located, and are amortized on a straight-line basis over the useful life of the generating assets to which the licences relate.

Project development costs primarily include the project costs for US wind development projects (Note 4(F)) and an Alberta Hydro development project. Some projects were written off in 2019 and 2018 as they are no longer proceeding (see Note 7(D)).

Long-term prepaids and other assets includes: the funded portion of rail transportation commitments discussed in Note 36(C), the funded portion of the TransAlta Energy Transition Bill commitments discussed in Note 36(G) and other contractually required prepayments and deposits.
The loan receivable relates to the advancement by the Corporation's subsidiary, Kent Hills Wind LP, of $52 million (2019 – $47 million) (net) of the Kent Hills Wind bond financing proceeds to its 17 per cent partner. The loan bears interest at 4.55 per cent, with interest payable quarterly, commencing on Dec. 31, 2017, is unsecured and matures on Oct. 2, 2022.